                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     May 2, 2003
                                                  -----------------


                           CANARGO ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-9147                   91-0881481
----------------------------- ------------------------- ------------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification No.)

            CanArgo Energy Corporation
           P.O. Box 291, St. Peter Port
              Guernsey, British Isles                     GY1 3RR
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     (Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code   (44) 1481 729 980
                                                    ------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.    Financial Statements and Exhibits.

(c)        Exhibits


99.1 Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated May 2, 2003.


ITEM 9.     Regulation FD Disclosure.


Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated May 2, 2003. The Press Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CANARGO ENERGY CORPORATION

Date: May 6, 2003                              By: /s/ Liz Landles
                                                   -----------------------------
                                               Liz Landles, Corporate Secretary




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                                                                    Exhibit 99.1

                       [CanArgo Energy Corporation - Logo]

                           CanArgo Energy Corporation

                             FOR IMMEDIATE RELEASE

                      Vincent McDonnell appointed Director

2nd May 2003 - Oslo, Norway - CanArgo Energy Corporation ("CanArgo") (OSE: CNR,
OTCBB: GUSH) today announced that Mr Vincent McDonnell has been appointed to the position of director on the Board of CanArgo Energy Corporation in addition to his current duties as Chief Financial Officer and Chief Commercial Officer.

CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in the Republic of Georgia, Ukraine and the Caspian Sea. Further information on the Company is available at www.canargo.com and at http://www.sec.gov.

The matters discussed in this press release include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company's reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward looking statements are intended to help shareholders and others assess the Company's business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company can not give assurance that the results will be attained.

For further information, please contact:

CanArgo Energy Corporation
Julian Hammond
Tel:              +44 1481 729980
Fax               +44 1481 729982
Mobile:           +44 7740 576139
e-mail:           info@canargo.com